                                                                   Exhibit 10.32


                       FIRST AMENDMENT TO LOAN INSTRUMENTS

         This FIRST AMENDMENT TO LOAN INSTRUMENTS (this "FIRST AMENDMENT"), dated as of April 10, 2000, is between AQUIS WIRELESS COMMUNICATIONS, INC., a Delaware corporation formerly known as Aquis Communications, Inc. and BAP Acquisition Corporation ("BORROWER"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), in its individual capacity and as agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein are defined in Section 2 below).

                                 R E C I T A L S

         A. Borrower and FINOVA entered into an Amended and Restated Loan Agreement dated as of January 31, 2000 (the "LOAN AGREEMENT"), pursuant and subject to the terms and conditions of which Lenders agreed to make loans and other financial accommodations to Borrower.

         B. Borrower has requested that FINOVA agree to (i) waive a certain violation of the financial covenants under the Loan Agreement and (ii) make certain amendments to the Loan Agreement.

         C. FINOVA is willing to agree to such requests of Borrower on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, Borrower and FINOVA agree as follows:

         1. INCORPORATION OF RECITALS. The Recitals set forth above are incorporated herein, are acknowledged by Borrower, Agent and Lenders to be true and correct and by this reference are made a part hereof.

         2. DEFINITIONS. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended by this First Amendment.

         3. AMENDMENTS TO LOAN INSTRUMENTS. The Loan Instruments are amended as set forth below:

                  (a) SECTION 1.1 - AMENDED DEFINITIONS. Section 1.1 of the Loan Agreement is amended by deleting the current versions of the following definitions and substituting the following versions of such definitions in appropriate alphabetical order:

         MATURITY DATE: the earlier of (i) (A) if the Aquis Group 11% Convertible Debenture has been indefeasibly paid in full and marked "canceled" on or before July 1, 2001, December 31, 2003 or (B) otherwise, July 31, 2001 and (ii) the date on which Borrower's Obligations are accelerated pursuant to this Loan Agreement.

                           OPERATING CASH FLOW: for any period, without
                  duplication,  the net income of Borrower for such period:

                                    (i) PLUS the sum of the following, to the
                           extent deducted in determining such net income for such period:

                                                     (A) losses from sales,
                                    exchanges and other dispositions of Property not in the ordinary course of business;

                                                     (B) interest paid or
                                    accrued on Indebtedness, including, without limitation, interest on Capitalized Leases that is imputed in accordance with GAAP;

                                                     (C) depreciation and
                                    amortization of assets during such period;

                                                    (D) income taxes which are
                                   accrued, but not paid, during such period;
                                   and

                                                    (E) expenses incurred in
                                   connection with Trade Out Transactions;

                                                    (F) obligations incurred in
                                   connection with the Adiletta Settlement
                                   Agreement;

                                                    (G) non-cash consideration
                                   incurred in connection with the Catania
                                   Employment Agreement; and

                                                    (H) non-cash consideration
                                   incurred in connection with the issuance of an aggregate of 180,000 shares of common stock of Aquis Group on December 15, 1999 to the members of the board of the directors of Aquis Group;

                                   (ii) MINUS the sum of the following, to the
                          extent included in determining such net income for such period:

                                                     (A) gains from sales,
                                    exchanges and other dispositions of Property or other extraordinary gains not in the ordinary course of business;

                                                     (B) proceeds of Business
                                    Insurance; and

                                                     (C) revenue received in
                                    connection with Trade Out Transactions;

                                    (iii) PLUS, for any such period occurring
                           wholly or partly in 1999, an amount which is equal to the aggregate of $1,692,000 recorded in 1999 related to various agreed upon one-time costs of abandoned business combinations to the extent that any such amounts fell within the subject period being tested.

                  (b) SECTION 1.1 - ADDITIONAL DEFINITIONS. Section 1.1 of the Loan Agreement is amended by inserting the following definitions in appropriate alphabetical order:

                           ADILETTA SETTLEMENT AGREEMENT: the Settlement
                  Agreement and Release and Waiver of Claims dated as of April 4, 2000 in the matter of the arbitration between Aquis Group and John X. Adiletta.

                           AQUIS GROUP 11% CONVERTIBLE DEBENTURE: the 11%
                  Convertible Debenture dated April ___, 2000 issued by Aquis Group payable to AMRO International, S.A. or permitted assigns in the original principal amount of $2,000,000.

                           AQUIS GROUP 11% CONVERTIBLE DEBENTURE TRANSACTION:
                  collectively, the transactions contemplated by the Aquis Group 11% Convertible Debenture.

                           AQUIS GROUP DEBT/EQUITY TRANSACTION: collectively,
                  the transactions contemplated by the Aquis Group Debt/Equity Transaction Instruments.

                           AQUIS GROUP DEBT/EQUITY TRANSACTION INSTRUMENTS:
                  collectively, the following documents, each dated April ___, 2000, each among Aquis Group and the other parties signatories thereto: the Common Stock Purchase Agreement, Stock Purchase Warrant, Loan Agreement, the Aquis Group 11% Convertible Debenture and all other documents, instruments and agreements executed or delivered in connection with any of the foregoing.

                           CATANIA EMPLOYMENT AGREEMENT: the Employment
                  Agreement dated as of January 4, 2000 between Aquis Group and Nick T. Catania, as amended by the Amendment to Employment Agreement dated as of April 7, 2000 between such parties.

                           FIRST AMENDMENT: the First Amendment to Loan
                  Instruments dated as of April __, 2000 by and between Borrower and FINOVA.

                  (c) SECTION 2.2.1. Subsection 2.2.1 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                                    "2.2.1 INTEREST RATE ON EXISTING PRINCIPAL
                  BALANCE. Except as provided in Section 2.5, the Base Rate Portion shall bear interest at the Base Rate in effect from time to time plus the Applicable Margin in effect for the applicable period and each LIBOR Loan shall bear interest at the applicable LIBOR Rate plus the Applicable Margin in effect for the applicable period. As used in this Loan Agreement, the term "APPLICABLE MARGIN" for any period shall be determined by Agent on the first day of such period (the "DETERMINATION DATE") and shall mean with respect to the Base Rate Portion and each LIBOR Loan the per annum percentage rate set forth below:

                                    (i) 1.75% per annum with respect to the Base
                  Rate Portion and 4.50% per annum with respect to each LIBOR Loan (A) during the period commencing on the Closing Date through (1) the date Borrower's Obligations are paid and performed in full if the Special Prepayment Payment Date occurs on or before April 30, 2000 and (2) April 30, 2000 if the Special Prepayment Payment Date does not occur on or before April 30, 2000 and (B) during the period commencing on the Special Prepayment Payment Date through the date Borrower's Obligations are paid and performed in full;

                                    (ii) if the Special Prepayment Payment Date
                  does not occur on or before April 30, 2000, 2.25% per annum with respect to the Base Rate Portion and 5.00% per annum with respect to each LIBOR Loan during the period commencing May 1, 2000 through the earlier to occur of (A) May 31, 2000 and (B) the Special Prepayment Payment Date;

                                    (iii) if the Special Prepayment Payment Date
                  does not occur on or before May 31, 2000, 2.75% per annum with respect to the Base Rate Portion and 5.50% per annum with respect to each LIBOR Loan during the period commencing June 1, 2000 through the earlier to occur of (A) June 30, 2000 and
                  (B) the Special Prepayment Payment Date;

                                    (iv) if the Special Prepayment Payment Date
                  does not occur on or before June 30, 2000, 3.25% per annum with respect to the Base Rate Portion and 6.00% per annum with respect to each LIBOR Loan during the period commencing July 1, 2000 through the earlier to occur of (A) July 31, 2000 and
                  (B) the Special Prepayment Payment Date; and

                                    (v) if the Special Prepayment Payment Date
                  does not occur on or before July 31, 2000, 3.75% per annum with respect to the Base Rate Portion and 6.50% per annum with respect to each LIBOR Loan during the period commencing August 1, 2000 through the Special Prepayment Payment Date."

                  (d) SECTION 2.2.2. Subsection 2.2.2 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "2.2.2 INTEREST RATE ON SOURCEONE PRINCIPAL BALANCE. Except as provided in Section 2.5, the SourceOne Principal Balance shall bear interest at the Base Rate in effect from time to time plus the SourceOne Applicable Margin in effect for the applicable period. As used in this Loan Agreement, the term "SOURCEONE APPLICABLE MARGIN" for any period shall be determined by Agent on the first day of such period (the "SOURCEONE DETERMINATION DATE") and shall mean with respect to the SourceOne Principal Balance:

                                    (i) 4.00% per annum during the period from
                  the Closing Date to the date (the "STEP-DOWN DATE") which is 545 days after the Closing Date;

                                    (ii) 1.75% per annum with respect to the
                  SourceOne Base Rate Portion and 4.50% per annum with respect to each SourceOne LIBOR Loan during the period from and after the Step-Down Date if (A) the Special Prepayment Payment Date occurs prior to April 30, 2000 and (B) no Event of Default has occurred since the Closing Date with respect to which Agent has given notice to Borrower; and

                                    (iii) the Applicable Margin with respect to
                  the Existing Indebtedness during the period from and after the Step-Down Date if (A) the Special Prepayment Payment Date does not occur prior to April 30, 2000 or (B) an Event of Default occurred during the period from the Closing Date to the Step-Down Date with respect to which Agent has given notice to Borrower.

                  Borrower may not elect to have any portion of the SourceOne Principal Balance bear interest at a rate determined by reference to the LIBOR Rate prior to the Step-Down Date."

                  (e) SECTION 2.7. Section 2.7 is deleted in its entirety and the following is substituted therefor:

                           "2.7 FEES.

                                    2.7.1 SOURCEONE LOAN FEE. Borrower paid to
                           Lenders a loan fee in the amount of $100,000 (the "SourceOne Loan Fee") upon the Closing. The SourceOne Loan Fee was fully earned as of the Closing.

                                    2.7.2 MODIFICATION FEE. Borrower shall pay
                           to Lenders a modification fee in the amount of $200,000 on the date of the First Amendment, which fee shall be in consideration of FINOVA's agreement to enter into the First Amendment.

                                    2.7.3 JUNE 30, 2000 FEE. If the Senior
                           Leverage Ratio as of June 30, 2000 is equal to or greater than 4.00, Borrower shall pay to FINOVA a fee of $75,000 on such date.

                                    2.7.4 SEPTEMBER 30, 2000 FEE. If the Senior
                           Leverage Ratio as of September 30, 2000 is equal to or greater than 4.90, Borrower shall pay to FINOVA a fee of $100,000 on such date. If the Senior Leverage Ratio as of September 30, 2000 is less than 4.90 but equal to or greater than 3.75, Borrower shall pay to FINOVA a fee of $75,000 on such date.

                                    2.7.5 DECEMBER 31, 2000 FEE. If the Senior
                           Leverage Ratio as of December 31, 2000 is equal to or greater than 4.20, Borrower shall pay to FINOVA a fee of $100,000 on such date. If the Senior Leverage Ratio as of December 31, 2000 is less than 4.20 but greater than or equal to 3.50, Borrower shall pay to FINOVA a fee of $75,000 on such date.

                                    2.7.6 MARCH 31, 2001 FEE. If the Senior
                           Leverage Ratio as of March 31, 2001 is equal to or greater than 3.25, Borrower shall pay to FINOVA a fee of $75,000 on such date.

                                    2.7.7 JUNE 30, 2001 FEE. If the Senior
                           Leverage Ratio as of June 30, 2001 is equal to or greater than 3.25, Borrower shall pay to FINOVA a fee of $75,000 on such date."

                  (f) SECTION 6.16. Section 6.16 is added to the Loan Agreement immediately following 6.15:

                           "6.16 PREPAYMENT OF PROCEEDS OF AQUIS GROUP 11%
                  CONVERTIBLE DEBENTURE. Prepay the Principal Balance by not less than $1,250,000 concurrently with the consummation of the Aquis Group 11% Convertible Debenture Transaction."

                  (g) SECTION 6.17. Section 6.17 is added to the Loan Agreement immediately following 6.16:

                           "6.17 REQUIRED SUNSTAR TRANSFER. If the Senior
                  Leverage Ratio as of June 30, 2000 equals or exceeds 4.00, (i) consummate the SunStar Transfer on or before October 31, 2000 on terms and conditions, including cash purchase price reasonably acceptable to FINOVA and (ii) apply the SunStar Proceeds to repay Borrower's Obligations."

                  (h) SECTION 7.18. Subsection 7.18 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "7.18 SENIOR LEVERAGE RATIO. (A) Provided the Special Prepayment has been paid by any date set forth below, permit the Senior Leverage Ratio as of such date to be greater than the amount set forth opposite such date:


                           Date                             Amount
                           ----                             ------
                           March 31, 2000                     4.91
                           June 30, 2000                      5.30
                           September 30, 2000                 5.59
                           December 31, 2000                  5.16
                           March 31, 2001                     5.06
                           June 30, 2001                      5.00
                           September 30, 2001                 3.25
                           December 31, 2001                  3.00
                           March 31, 2002                     2.75
                           June 30, 2002                      2.75
                           September 30, 2002                 2.75
                           December 31, 2002                  2.50
                           March 31, 2003                     2.50
                           June 30, 2003                      2.50
                           September 30, 2003                 2.50
                           December 31, 2003                  2.50

         (B) If the Special Prepayment has not been paid by any date set forth below, permit the Senior Leverage Ratio as of such date to be greater than the amount set forth opposite such date:


                           Date                             Amount
                           ----                             ------
                           March 31, 2000                     4.91
                           June 30, 2000                      5.54
                           September 30, 2000                 5.85
                           December 31, 2000                  5.41
                           March 31, 2001                     5.30
                           June 30, 2001                      5.25
                           September 30, 2001                 3.25
                           December 31, 2001                  3.00
                           March 31, 2002                     2.75
                           June 30, 2002                      2.75
                           September 30, 2002                 2.75
                           December 31, 2002                  2.50


                           March 31, 2003                     2.50
                           June 30, 2003                      2.50
                           September 30, 2003                 2.50
                           December 31, 2003                  2.50"


                  (i) SECTION 7.19. Section 7.19 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "7.19 SENIOR DEBT SERVICE COVERAGE RATIO. Permit the Senior Debt Service Coverage Ratio as of any date set forth below to be less than the amount set forth below opposite such date:


                           Date                              Amount
                           ----                              ------
                           March 31, 2000                     2.00
                           June 30, 2000                      1.80
                           September 30, 2000                 1.61
                           December 31, 2000                  1.64
                           March 31, 2001                     1.64
                           June 30, 2001                      1.64
                           September 30, 2001                 2.25
                           December 31, 2001                  2.25
                           March 31, 2002                     2.00
                           June 30, 2002                      2.00
                           September 30, 2002                 2.00
                           December 31, 2002                  2.00
                           March 31, 2003                     1.90
                           June 30, 2003                      1.90
                           September 30, 2003                 1.90
                           December 31, 2003                  1.90"

                  (j) SECTION 7.20. Subsection 7.20 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "7.20 TOTAL LEVERAGE RATIO. (A) Provided the Special
         Prepayment has been made by any date set forth below, permit the Total
         Leverage Ratio as of such date to be greater than the amount set forth opposite such date:


                           Date                              Amount
                           ----                              ------
                           March 31, 2000                     5.15
                           June 30, 2000                      5.50
                           September 30, 2000                 5.80
                           December 31, 2000                  5.34



                           March 31, 2001                     5.25
                           June 30, 2001                      5.15
                           September 30, 2001                 3.50
                           December 31, 2001                  3.25
                           March 31, 2002                     3.00
                           June 30, 2002                      3.00
                           September 30, 2002                 3.00
                           December 31, 2002                  2.75
                           March 31, 2003                     2.75
                           June 30, 2003                      2.75
                           September 30, 2003                 2.75
                           December 31, 2003                  2.75

         (B) If the Special Prepayment has not been paid by any date set forth below, permit the Total Leverage Ratio as of such date to be greater than the amount set forth opposite such date:


                           Date                              Amount
                           ----                              ------
                           March 31, 2000                     5.15
                           June 30, 2000                      5.75
                           September 30, 2000                 6.06
                           December 31, 2000                  5.59
                           March 31, 2001                     5.48
                           June 30, 2001                      5.43
                           September 30, 2001                 3.50
                           December 31, 2001                  3.25
                           March 31, 2002                     3.00
                           June 30, 2002                      3.00
                           September 30, 2002                 3.00
                           December 31, 2002                  2.75
                           March 31, 2003                     2.75
                           June 30, 2003                      2.75
                           September 30, 2003                 2.75
                           December 31, 2003                  2.75"


                  (k) SUBSECTION 8.1.2. Subsection 8.1.2 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "8.1.2   BREACH OF COVENANTS.

                                    (a) If Borrower shall fail to observe or
                  perform any covenant or agreement made by Borrower contained in Section 6.1, 6.2, 6.5, 6.6, 6.9, 6.10, 6.11, 6.13, 6.14,
                  6.16 or 6.17 or in Article VII; or

                                    (b) If any Obligor shall fail to observe or
                  perform any covenant or agreement (other than those referred to in subparagraph (a) or (b) above or specifically addressed elsewhere in this Section 8.1) made by such Person in any of the Loan Instruments to which such Person is a party, and such failure shall continue for a period of 30 days after written notice of such failure is given by Lenders."

                  (l) SECTION 8.1.4. Section 8.1.4 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "8.1.4 DEFAULT UNDER OTHER INDEBTEDNESS FOR BORROWED
                  MONEY. If (i) Borrower, Aquis Group or, prior to the SunStar Transfer Date, SunStar, at any time shall be in default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any Indebtedness for Borrowed Money (other than Borrower's Obligations) beyond the grace period, if any, applicable thereto and the aggregate amount of such payments then in default beyond such grace period shall exceed $100,000, (ii) any default shall occur in respect of any issue of Indebtedness for Borrowed Money of Borrower (other than Borrower's Obligations), Aquis Group or, prior to the SunStar Transfer Date, SunStar, outstanding in a principal amount of at least $200,000, or in respect of any agreement or instrument relating to any such issue of Indebtedness for Borrowed Money, and such default shall continue beyond the grace period, if any, applicable thereto, or (iii) Aquis Group shall be in default under the Aquis Group Debt/Equity Transaction Instruments."

                  (m) SECTION 8.1.5. Section 8.1.5 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "8.1.5   BANKRUPTCY.

                                    (a) If Borrower, Aquis Group, or, prior to
                           the SunStar Transfer Date, SunStar, shall (i) generally not be paying its debts as they become due,
                           (ii) file, or consent, by answer or otherwise, to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (iii) make an assignment for the benefit of creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for it or for any substantial part of its Property, or (v) be adjudicated insolvent.

                                    (b) If any Governmental Body of competent
                           jurisdiction shall enter an order appointing, without consent of Borrower, Aquis Group, or, prior to the SunStar Transfer Date, SunStar, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its Property, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Borrower, Aquis Group, or prior to the SunStar Transfer Date, SunStar of any petition for any such relief shall be filed against it and such petition shall not be dismissed or stayed within 60 days."

                  (n) SECTION 8.1.12. Section 8.1.12 is added to the Loan Agreement immediately following 8.1.11:

                           "8.1.12 CONTRIBUTION OF PROCEEDS OF AQUIS GROUP 11%
                  CONVERTIBLE DEBENTURE. If Aquis Group fails to contribute to Borrower the full amount of proceeds of the Aquis Group 11% Convertible Debenture by April 15, 2000."

         4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this First Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance reasonably satisfactory to FINOVA:

                  (a) DELIVERY OF DOCUMENTS. The following shall have been delivered to FINOVA, each duly authorized and executed:

                           (1) this First Amendment;

                           (3) a good standing certificate for Borrower from the
                  Secretary of State of Delaware;

                           (3) a good standing certificate for Borrower from the
                  Secretary of State of Arizona;

                           (4) certified copies of (i) any amendments to the
                  articles of incorporation of Borrower since January 31, 2000, certified by the Secretary of State of Delaware; (ii) any amendments to the by-laws of Borrower since January 31, 2000, certified as of the date of this First Amendment by the secretary of Borrower and (iii) resolutions adopted by the board of directors of Borrower authorizing the execution and delivery of this First Amendment;

                           (5) certified copies or executed originals of the
                  fully executed Aquis Group Debt/Equity Transaction
                  Instruments;

                           (6) such other documents, agreements, opinions and
                  consents as FINOVA reasonably may request.

                  (c) OPINION OF COUNSEL. Agent shall have received an opinion of counsel dated the date hereof from Buchanan Ingersoll Professional Corporation, in such form and covering such matters as Agent reasonably may require.

                  (d) MODIFICATION FEE. FINOVA shall have received a modification fee in the amount of $200,000, due and payable upon the date of this Fist Amendment, in consideration of the agreement of Lenders to enter into this First Amendment. Such modification fee shall be deemed to be fully earned as of the date hereof.

                  (e) CONSUMMATION OF AQUIS GROUP 11% CONVERTIBLE DEBENTURE TRANSACTION. (1) The $2,000,000 purchase price of the Aquis Group 11% Convertible Debenture shall have been transferred to the Escrow Agent, as defined in the Escrow Agreement dated as of March 31, 1999 (the "Escrow Agreement") by and among Aquis Group, the lenders signatory thereto and Epstein Becker & Green, P.C. and (2) the Escrow Agent shall have provided to FINOVA written confirmation of (A) the receipt by the Escrow Agent of such purchase price and (B) the satisfaction in full of all conditions precedent to the disbursement from the escrow account of such purchase price.

         Upon the satisfaction of conditions set forth in this Paragraph 4, this First Amendment shall be effective as of the date set forth in the preamble hereto and such date shall be referred to herein as the "Effective Date."

         5. WAIVER. From and after the Effective Date, FINOVA waives its rights to pursue its remedies on account of any Event of Default under Section 7.18 of the Loan Agreement arising out of Borrower's permitting the Senior Leverage Ratio to exceed 4.00 for the quarter ending December 31, 1999, provided that, after giving effect to the definition of "Operating Cash Flow" as set forth in this First Amendment, the Senior Leverage Ratio for the quarter ending December 31, 1999 as reported in Borrower's audited financial statements shall not exceed
4.50. The foregoing waiver shall not be deemed a waiver of any other Event of Default which has occurred or hereafter may occur under the Loan Agreement, as amended by this First Amendment. Except as specifically set forth in this Paragraph 5, FINOVA reserves and preserves all of its rights and remedies under the Loan Agreement, as amended by this First Amendment.

         6. OTHER EVENTS OF DEFAULT. FINOVA represents to Borrower that, except for the Event of Default waived in Section 5 of this First Amendment, FINOVA has no actual knowledge as of the date hereof of the existence of any Event of Default or Incipient Default. The foregoing sentence is a statement of fact of the actual knowledge of FINOVA as of the date hereof and shall not be deemed to constitute a waiver of any Event of Default or Incipient Default which may exist as of the date hereof of which FINOVA has no actual knowledge. FINOVA reserves and preserves all of its rights and remedies under the Loan Agreement, as amended by this First Amendment, with respect to any other Event of Default or Incipient Default of which FINOVA has no actual knowledge as of this date.

         7. REFERENCES; SATISFACTION OF CONDITIONS. From and after the Effective Date all terms used in the Loan Instruments which are defined in the Loan Agreement shall be deemed to refer to such terms as amended by this First Amendment.

         8. REPRESENTATIONS AND WARRANTIES. Borrower hereby confirms to Agent and Lenders that the representations and warranties set forth in the Loan Instruments, as amended by this First Amendment, to which any Obligor is a party are true and correct in all material respects as of the date hereof, and shall be deemed to be remade as of the date hereof. Borrower represents and warrants to Agent and Lenders that (i) Borrower has full power and authority to execute and deliver this First Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this First Amendment will be valid, binding and enforceable upon Borrower in accordance with its terms, (iii) the execution and delivery of this First Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) its articles of incorporation or by-laws or (B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which Borrower is a party or is bound or which is binding upon or applicable to all or any portion of Borrower's Property and (iv) as of the date hereof no Incipient Default or Event of Default exists, except as waived in Paragraph 5 hereof.

         9. COSTS AND EXPENSES; MODIFICATION FEE. Borrower agrees to reimburse Agent for all fees and expenses incurred in the preparation, negotiation and execution of this First Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel for Agent. Borrower agrees to pay a $200,000 modification fee on the date of this First Amendment in consideration for FINOVA's agreement to enter into this First Amendment.

         10. NO FURTHER AMENDMENTS; RATIFICATION OF LIABILITY. Except as amended hereby, the Loan Agreement and each of the other Loan Instruments shall remain in full force and effect in accordance with its respective terms. Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Loan Agreement and the other Loan Instruments, all as amended by this First Amendment, and the Liens created thereby, and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by Agent and Lenders of such liabilities, obligations and agreements, (ii) Agent and Lenders have fully performed all obligations to Borrower which any such Person may have had or has on and as of the date hereof and (iii) other than as specifically set forth herein, neither Agent nor any Lender waives, diminishes or limits any term or condition contained in the Loan Agreement or the other Loan Instruments. Agent and Lenders' agreement to the terms of this First Amendment or any other amendment of the Loan Agreement shall not be deemed to establish or create a custom or course of dealing among Agent, Lenders and Borrower. The Loan Instruments, as amended by this First Amendment, contain the entire agreement among Agent, Lenders and Borrower with respect to the transactions contemplated hereby.


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

         11. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         12. FURTHER ASSURANCES. Borrower covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Agent and Lenders in order to effectuate fully the intent of this First Amendment.

         13. SEVERABILITY. If any term or provision of this First Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this First Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this First Amendment.

         14. CAPTIONS. The captions in this First Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this First Amendment or any of the provisions hereof.


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



         IN WITNESS WHEREOF, this First Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                   AQUIS WIRELESS COMMUNICATIONS,
                                   INC., a Delaware corporation

                                   By:  /s/ NICK T. CATANIA
                                        ----------------------------------
                                        Nick T. Catania
                                        President

                                   FINOVA CAPITAL CORPORATION, a
                                   Delaware corporation

                                   By:  s/s ANDREW J. PLUTA
                                        ----------------------------------
                                        Andrew J. Pluta
                                        Vice President




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